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                                                                    Exhibit 23.2


                    Consent of Independent Public Accountants

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 15, 1998 included in Heritage Propane Partners, L.P. Form 10-K for the year ended August 31, 1998 and to all references to our Firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP


Tulsa, Oklahoma
August 27, 1999



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